UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03896

fpa U.S. Core Equity FUND, inc.

(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
J. RICHARD ATWOOD, PRESIDENT FPA U.S. CORE EQUITY FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025	MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code: (310) 473-0225

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1: Report to Shareholders.

(a)	The Report to Shareholders is attached herewith.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Annual Report

December 31, 2022

FPA U.S. Core Equity Fund, Inc.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

Introduction1

In the fourth quarter of 2022, the FPA U.S. Core Equity Fund, Inc.'s ("Fund") performance was 4.17% (4.60% before fees and expenses), which compares to the 7.56% total return of the S&P 500 Index ("Index" or "S&P 500"). For the year, the Fund declined by -28.65% (-27.73% before fees and expenses) compared to the -18.11% total return of the S&P 500.

The Fund's underperformance in the fourth quarter (and for the year) is mostly attributable to its overweight exposure to the Consumer Discretionary and Communication Services Sectors, which declined by -12.05% (-39.00% for the year) and -3.27% (-40.00% for the year), respectively.

The 10-year U.S. Treasury yield increased a bit in the fourth quarter from approximately 3.8% to 3.9% — and reaching as high as 4.3% intra-quarter.2 Additionally, the yield curve remains inverted with six-month to one-year treasuries yielding 4.75% and 4.69%, respectively at December 31, 2022. For more risk-averse investors, one gets paid to sit on the sidelines as we await a possible recession in 2023. Therefore, the Fund has its largest exposure to U.S. Treasuries (approximately 10%, maturing in 11 months) since I have been managing the Fund over the past seven years.

My hope is that as we patiently wait (and get paid what I believe is a reasonable return in the meantime) for a possible recession to play out in 2023, we will get potentially better valuation entry points into various equities on my wish list. I believe secularly growing mid- to large-capitalization companies trading at compelling valuations will continue to be a favorable place to invest for the long-term — even relative to U.S. Treasuries and other investment alternatives.

Portfolio Commentary

During the fourth quarter, I continued to make some changes to the portfolio to best position it for future success. To that end I eliminated 10 positions that made up 5.7% of the September 30, 2022 portfolio, increased the weighting of the 55 remaining positions by 3.3% to 87.3%, and added four new positions representing 2.3% of the December 31, 2022 portfolio. These new positions are in companies I have been following and that were on my wish list to purchase. They are not at full position sizes yet, and thus I am willing to add to them should the risk/reward make sense to do so.

As of December 31, 2022, the Fund was invested in 59 companies, including 39 investments that are in the S&P 500, which made up 72.1% of the portfolio. Moreover, the 39 positions in common made up 34.1% of the S&P 500's weighting as of December 31, 2022. A majority of the 39 were overweight in the Fund relative to the Index. The Fund's remaining 20 investments were mostly large-cap U.S. and foreign companies. Combined, those 20 investments made up 17.4% of the portfolio.

In terms of geography, 84.7% of the portfolio was in U.S. companies, while 4.9% was in foreign companies, as of December 31, 2022. By market capitalization, 86.1% of the portfolio was invested in large-cap companies with market values above $10 billion, with about 49% invested in mega-caps (companies with market values above $200 billion). The Fund's portfolio companies' weighted average market cap was approximately $582 billion, while the Fund's median market cap was approximately $65 billion.

Regarding portfolio concentration, the Fund's top five positions made up 36.2% of the portfolio compared to approximately 19.9% for the S&P 500. The Fund's top 10 positions made up 46.4% of the portfolio versus 24.4% for the Index. Over time, my goal is to continue to increase the weighting of some of the Fund's smaller positions as valuations become more compelling.

1  Past performance in not a guarantee, nor is it indicative, of future results.

2  Source: Bloomberg.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

From an industry exposure standpoint, the portfolio had investments in eight of the 11 sectors in the S&P 500. Combined, those eight sectors made up approximately 91% of the S&P 500 and 90% of the Fund's portfolio. Relative to the S&P 500, the portfolio is overweight communication services and consumer discretionary, and underweight information technology, financials, health care, energy, industrials, and consumer staples. At the end of the quarter, the Fund did not have any investments in utilities, materials, or real estate, which made up approximately 9% of the S&P 500.

Sector	FPA U.S. Core Equity Fund	S&P 500
Information Technology	24.0%	25.7%
Consumer Discretionary	19.0%	9.8%
Communication Services	16.9%	7.3%
Financials	11.0%	11.7%
Health Care	9.7%	15.8%
Energy	5.0%	5.2%
Industrials	2.8%	8.7%
Consumer Staples	1.0%	7.2%
Materials	0.0%	2.7%
Utilities	0.0%	3.2%
Real Estate	0.0%	2.7%
Total	89.5%	100.0%
Cash and equivalents (net of liabilities)	10.5%

Source: FPA, Capital IQ. As of December 31, 2022. Totals might not add up to 100% due to rounding. Portfolio composition will change due to ongoing management of the Fund.

Compared to the broader market, we believe the Fund's portfolio is of higher quality and has greater potential for revenue and earnings growth.3

3  The portfolio manager believes a high-quality company is one that is able to generate a return on capital in excess of its cost of capital for sustained periods of time.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

	FPA U.S. Core Equity Fund		S&P 500
Large Capitalization Holdings % of Portfolio	86.1%		98.7%
Top 5 Holdings % of Portfolio	36.2%		19.9%
Top 10 Holdings % of Portfolio	46.4%		24.4%
Foreign Securities % of Portfolio	4.9%		0.0%
12-Month Forward P/E4	17.6	x	16.7	x
Price/Book[5]	3.8	x	3.8	x
Return on Equity[6]	28.1%		20.2%
Earnings Per Share Growth Forecast (2-year, median)	11.0%		4.6%
Revenue Growth Historical (2-year, $-weighted median)	14.6%		17.6%
Revenue Growth Forecast (2-year, median)	8.1%		7.4%
Debt/Equity[7]	0.5	x	0.9	x
Median Market Capitalization[8] (billions)	$64.8		$29.5
Weighted Average Market Cap (billions)	$582.8		$412.5

Source: FPA, Capital IQ. Data as of December 31, 2022. Fund statistics for '% of Portfolio' holdings are based on net assets. Portfolio composition will change due to ongoing management of the Fund.

4  The forward price-to-earnings (P/E) ratio is derived by dividing the price of the stock by the estimated one year of future per-share earnings and is used as a relative value comparison for a company's shares. Forward P/E numbers are estimates and subject to change.

5  Price/Book ratio is the current closing price of the stock divided by the latest quarter's book value per share.

6  Return on Equity measures a portfolio company's profitability by dividing net income before taxes less preferred dividends by the value of stockholders' equity.

7  Debt/Equity (D/E) Ratio is calculated by dividing a company's total liabilities by its shareholder equity. These numbers are available on the balance sheet of a company's financial statements. The ratio is used to evaluate a company's financial leverage.

8  Market Cap, short for market capitalization, refers to the total dollar market value of a company's outstanding shares.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

2022 Winners and Losers9

Winners	Performance Contribution	Losers	Performance Contribution
JPMorgan Chase	0.23%	Meta	-3.86%
Energy Transfer	0.21%	Alphabet	-3.78%
Deckers	0.15%	Amazon	-3.27%
AutoZone	0.15%	Microsoft	-2.93%
Elevance Health	0.14%	Apple	-1.74%

Q4'22 Winners and Losers9

Winners	Performance Contribution	Losers	Performance Contribution
BlackRock	0.59%	Amazon	-1.48%
JPMorgan Chase	0.43%	Alphabet	-0.78%
Mastercard	0.35%	Apple	-0.73%
Microsoft	0.33%	PayPal	-0.09%
Nike	0.32%	Blackstone	-0.09%

Of the five biggest detractors to performance for the year, which were the Funds five largest investments in 2022, three (Amazon.com, Alphabet, Apple) of them were also among the biggest detractors to performance in the fourth quarter. For the year, "MAAAM" (Microsoft, Alphabet, Apple, Amazon.com, Meta Platforms) made up on average about 40% of the Fund and had an average total return of -41.4%. MAAAM's underperformance contributed to -15.58% or approximately 57% of the Fund's losses (before fees and expenses) for the year.

Given the rapid rise in interest rates in 2022, and with the 10-year U.S. Treasury yield increasing from approximately 1.5% to 3.9%, it should not be surprising to see earnings multiple compression, especially in higher multiple, faster growing companies, which in part explains MAAAM's underperformance in 2022. However, considering how much demand has increased for these companies' businesses over the past three years in part due to the Covid-19 pandemic, what is surprising is that on average MAAAM has underperformed the S&P 500 total return during this time.

In my view, besides multiple contraction due to higher interest rates, what explains a large part of this underperformance is how certain companies mistook what was at least a partial demand pull-forward as a permanent business accelerant and as a result, expanded cost structures as fast if not faster than revenue.

9  Reflects top five contributors and top five detractors to the Fund's performance based on contribution-to-return. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. This is not a recommendation for a specific security and these securities may not be in the Fund at the time you receive this report. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the quarter is available by contacting FPA at crm@fpa.com. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. For a full list of holdings and weights by percentage of total assets please view the holdings report at the end of this Commentary.

  Past performance is no guarantee, nor is it indicative, of future results. Please see Important Disclosures at the end of this commentary.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Before and After

Big Tech headcounts remain well above their levels before the pandemic.

Company	2019 Employees	2021 Employees	3Q 2022 Employees
Meta Platforms	44,942	71,970	87,314
Alphabet	118,899	156,500	186,779
Netflix	8,600	11,300	NA
Amazon.com	798,000	1,608,000	1,544,000

NA=not available

Source: Company reports; Barrons

In the case of AMZN, not only has it underperformed the S&P 500 total return, but its stock price declined by -9.1% over the past three years.10 If I was told on January 1, 2020, that we would soon enter a global pandemic that would last a few years and translate into phenomenal growth for AMZN's businesses, but its stock price would decline, I would not have believed it. While its third quarter consolidated net sales grew by 81.6% over the past three years, its consolidated operating profit astonishingly declined by -20.0%.11

Amazon.com's retail operations are a prime example of management missteps. In comparing various numbers from its third quarter in 2022 to 2019 we can see what happened. Over the past three years, its third quarter North America retail net sales increased by 84.9% while its international retail net sales increased by 51.1%. Combined, its retail net sales grew by 74.7%. However, North America retail operating profit went from approximately $1.3 billion in Q3'19 to an approximate operating loss of -$0.4 billion. Its international operating loss expanded from -$0.4 billion in Q3'19 to about -$2.5 billion in Q3'22. Combined its retail net sales increased by about $45.6 billion while its retail operating profit decreased by about $3.8 billion.

Meanwhile its much higher margin advertising business embedded within retail net sales nearly tripled from approximately $3.4 billion in Q3'19 to $9.6 billion in Q3'22 for a $6.2 billion increase. Looking at Alphabet's and Meta Platform's operating margin for their core advertising businesses, which were both north of 30% in Q3'2212, could suggest Amazon.com saw a boost to this sub-segment's operating profit of approximately $2.0 billion. This implies excluding this benefit, retail operating losses ballooned by about $6 billion.

If we look at stock-based compensation as a proxy for employee compensation growth, it increased a staggering 212.3% or about $3.8 billion from nearly $1.8 billion in Q3'19 to almost $5.6 billion in Q3'22. Additionally, looking at net property, plant, and equipment as a proxy for how much it increased its warehouse capacity, it grew by 163.5% or $148.4 billion over the past three years to $239.2 billion in Q3'22.

10  Bloomberg.

11  Source: Unless otherwise noted, references to Amazon's historical financial performance discussed in this section can be found in the Amazon.com Forms 10-Q filed 10/28/2022, 10/30/2020 (https://amazonir.gcs-web.com/sec-filings).

12  Source: Alphabet Form 10-Q filed 10/25/2022 (https://abc.xyz/investor/) and Meta Platform Form 10-Q filed 10/27/2022 (https://investor.fb.com/investor-events/event-details/2022/Q3-2022-Earnings/default.aspx).

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

There are reports that the Alexa division, which is part of its Worldwide Digital group (including Amazon Prime video) embedded within its retail division lost $3 billion in Q1'22, with most of the losses tied to Alexa. Supposedly the hardware sub-segment lost $10 billion in 2022. While my family loves their Alexa devices and uses them daily, it is difficult to see how this utilization translates into more profitable retail sales. That simple observation combined with such a large capital investment and massive ongoing operating losses makes it difficult for me to see how this will ultimately translate into a good return on capital.13

Despite those negatives, there are some key positives, which helps maintain my conviction in the quality of its businesses. First, Amazon.com has become much more integral in the daily lives of millions of people around the world. It has unrivaled scale and selection (as well as compelling prices and a generous return policy) combined with its own DTC fulfillment and distribution network that is unlikely to be replicated given its high fixed operating cost and necessary scale to leverage it. Second, Amazon.com does not have a revenue growth problem, but instead a crisis of cost discipline, which it has begun to address. Reported on January 4, 2023, Amazon will be laying off over 18,000 employees (up from an initial 10,000 employees announced in November 2022) or about five percent of its corporate staff.14 In my view, moves like this are just the beginning. Third, over the past three years Amazon Web Services (AWS) grew its third quarter net sales and operating profit by 128.3% and 139.0%, respectively. It saw its third quarter operating margin expand by 117 bps over this time to 26.3% in Q3'22. And AWS continues to be the leader of the industry.

Looking out to 2025, I could see AWS generating net sales of around $150 billion and operating profit of $40 billion resulting in an estimated value of about $600 billion to $750 billion. By then its retail advertising business could be generating approximately $80 billion in net sales and $25 billion in operating profit. That business alone could be worth $400 billion to $500 billion. Last, but not least, its global retail operations excluding advertising could have net sales of approximately $500 billion. Using a similar operating margin and P/E multiple range from WMT and COST could put its value at approximately $350 billion to $400 billion. In total, I get a range in potential value of $1.35 trillion to $1.65 trillion or possible upside of about 60% to 95% over the next few years from the current price. This ascribes zero value to Alexa and other nascent initiatives such as its foray into healthcare services.

One of the Fund's biggest winners in 2022 and a strong contributor in the fourth quarter was Deckers Outdoor (NYSE:DECK). Its core brands include Ugg, HOKA, Teva and Sanuk. The Fund made its investment in DECK during the second quarter of 2022 after the stock had declined by nearly 30% from where it closed 2021.

While I have known about DECK's more mature Ugg and Teva brands for many years, I was introduced to the HOKA brand on a golf trip to Bandon Dunes in May 2021. Our caddies said they only wear HOKA sneakers because they are by far the most comfortable walking shoes for carrying two golf bags for two rounds a day. When I took a cursory look at the company at the time it did not seem overly cheap at about 20x forward EPS. So, I put it on my wish list. About a year later the Fund was able to make its investment at a cheaper price and valuation of around 16x forward EPS.

HOKA is a remarkable growth story. In 2018 it had combined wholesale and direct to consumer (DTC) revenue of approximately $200 million. Just four years later it will have grown that revenue base approximately six-fold to over $1.2 billion. In 2018 HOKA made up approximately 10% of DECK's wholesale revenue and in 2022 it will represent about 40%. Throughout 2022 it has been steadily growing its wholesale revenue at north of a 50% clip helping DECK grow its total revenue and EPS at a double-digit rate.15

13  https://arstechnica.com/gadgets/2022/11/amazon-alexa-is-a-colossal-failure-on-pace-to-lose-10-billion-this-year/

14  https://www.wsj.com/articles/amazon-to-lay-off-over-17-000-workers-more-than-first-planned-11672874304

15  Source: Deckers Brands Forms 10-Q filed 11/3/2022, 11/8/2018 (https://ir.deckers.com/financials/sec-filings/default.aspx).

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

I continue to see more and more people wearing HOKA shoes — from young runners to middle aged doctors and nurses to older retirees. Should HOKA expand its line-up to include more sports such as tennis and pickle ball, for example, I could see the level of demand increase further. The stock closed the year trading at approximately 19x forward EPS, which seems reasonable given consensus estimates call for low double-digit revenue and high-teens EPS growth over the next few years. Additionally, the stock trades at an approximate 40% discount to competitors such as NKE on a forward P/E basis despite similar expected consensus revenue and EPS growth. On a side note, the Fund sold its NKE investment in the fourth quarter, which was a top contributor during the quarter, due to valuation.16

Closing

I am optimistic that the Fund will generate good absolute and relative returns compared to the S&P 500 going forward.

I look forward to delivering value for our fellow shareholders over the coming years. Thank you for your confidence and continued support.

Respectfully submitted,

Gregory R. Nathan
Portfolio Manager
January 2023

16  Bloomberg, Factset.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale of any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus, which supersedes the information contained herein in its entirety. This Commentary does not constitute an investment management agreement or offering circular.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities or sectors are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. The information and data contained herein has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

The information contained herein is not complete, may change, and is subject to, and is qualified in its entirety by, the more complete disclosures, risk factors, and other information contained in the Fund's Prospectus and Statement of Additional Information. The information is furnished as of the date shown. No representation is made with respect to its completeness or timeliness. The information is not intended to be, nor shall it be construed as, investment advice or a recommendation of any kind.

Certain statements contained in this presentation may be forward-looking and/or based on current expectations, projections, and information currently available. Actual events or results may materially differ from those we anticipate, or the actual performance of any investments described herein may differ from those reflected or contemplated in such forward-looking statements, due to various risks and uncertainties. We cannot assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Such statements may or may not be accurate over the long-term. Statistical data or references thereto were taken from sources which we deem to be reliable, but their accuracy cannot be guaranteed.

The reader is advised that the Fund's investment strategy includes active management with corresponding changes in allocations from one period of time to the next. Therefore, any data with respect to investment allocations as of a given date is of limited use and may not be reflective of the portfolio manager's more general views with respect to proper geographic, instrument and/or sector allocations. The data is presented for indicative purposes only and, as a result, may not be relied upon for any purposes whatsoever.

Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including American Depository

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be heightened when investing in emerging markets. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments.

Small and mid-cap stocks involve greater risks and may fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio manager considers the true business value or because the portfolio manager has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

In making any investment decision, you must rely on your own examination of the Fund, including the risks involved in an investment. Investments mentioned herein may not be suitable for all recipients and in each case, potential investors are advised not to make any investment decision unless they have taken independent advice from an appropriately authorized advisor. An investment in any security mentioned herein does not guarantee a positive return as securities are subject to market risks, including the potential loss of principal. You should not construe the contents of this document as legal, tax, investment or other advice or recommendations.

Please refer to the Fund's Prospectus for a complete overview of the primary risks associated with the Fund.

Index / Other Definitions

The Fund will be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices may hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. An investor cannot invest directly in an index.

The S&P 500 Index includes a representative sample of 500 hundred companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

Earnings Per Share (EPS) is calculated as a company's profit divided by the outstanding shares of its common stock. The resulting number serves as an indicator of a company's profitability.

Free Cash Flow (FCF) is the cash a company generates after taking into consideration cash outflows that support its operations and maintain its capital assets.

Price to Earnings is the ratio for valuing a company that measures its current share price relative to its EPS. The price-to-earnings ratio is also sometimes known as the price multiple or the earnings multiple.

The Fund is distributed by UMB Distribution Services, LLC, 235 W. Galena Street, Milwaukee, WI, 53212.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA U.S. CORE EQUITY FUND, INC.
HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA U.S. Core Equity Fund, Inc. vs. Russell 2500 Index and S&P 500 for the Ten Years Ended December 31, 2022. The Average Annual Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. The Standard & Poor's 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the U.S. stock market. The indexes do not reflect any commissions, fees or other expenses of investing which would be incurred by an investor purchasing the stocks it represents. The performance of the Fund and of the Indexes is computed on a total return basis which includes reinvestment of all distributions. It is not possible to invest directly in an index.

A new strategy for FPA U.S. Core Equity Fund, Inc. was implemented beginning on September 1, 2015. The returns above include performance of the previous managers prior to that date. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpa.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found in the Financial Highlights section of this report. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpa.com, by email at crm@fpa.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA U.S. CORE EQUITY FUND, INC.
PORTFOLIO SUMMARY

December 31, 2022

Common Stocks		89.5%
Internet Media	11.2%
Infrastructure Software	10.6%
Communications Equipment	8.3%
E-Commerce Discretionary	5.4%
Midstream — Oil & Gas	5.0%
Consumer Finance	4.1%
Home Products Stores	3.7%
Apparel, Footwear & Accessory Design	3.6%
Managed Care	3.6%
Diversified Banks	3.3%
Retailing	3.0%
Investment Management	2.7%
Homebuilders	2.6%
Entertainment Content	2.4%
Insurance Brokers	2.4%
Cable & Satellite	2.2%
Private Equity	2.1%
Industrials	2.0%
Life Science Equipment	1.8%
Automobiles	1.5%
Health Care Services	1.4%
Specialty Pharmaceuticals	1.2%
Application Software	1.0%
Information Technology Services	0.9%
Courier Services	0.8%
Semiconductor Devices	0.7%
Health Care Facilities	0.7%
Medical Devices	0.6%
Managed Health Care	0.5%
Household Products	0.2%
Consumer, Cyclical	0.0%
Hotels, Restaurants & Leisure	0.0%
Bonds & Debentures		10.0%
Short-term Investments		0.6%
Other Assets And Liabilities, Net		(0.1)%
Net Assets		100.0%

FPA U.S. CORE EQUITY FUND, INC.
PORTFOLIO OF INVESTMENTS

December 31, 2022

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 11.2%
Alphabet, Inc. Class C(a)	50,900	$4,516,357
Meta Platforms, Inc. Class A(a)	9,000	1,083,060
		$5,599,417
INFRASTRUCTURE SOFTWARE — 10.6%
Microsoft Corp.	22,100	$5,300,022
		$5,300,022
COMMUNICATIONS EQUIPMENT — 8.3%
Apple, Inc.	31,850	$4,138,270
		$4,138,270
E-COMMERCE DISCRETIONARY — 5.4%
Amazon.com, Inc.(a)	32,400	$2,721,600
		$2,721,600
MIDSTREAM — OIL & GAS — 5.0%
Energy Transfer LP	125,000	$1,483,750
Enterprise Products Partners LP	42,000	1,013,040
		$2,496,790
CONSUMER FINANCE — 4.1%
Mastercard, Inc. Class A	2,760	$959,735
PayPal Holdings, Inc.(a)	1,925	137,099
Visa, Inc. A Shares	4,640	964,006
		$2,060,840
HOME PRODUCTS STORES — 3.7%
Home Depot, Inc.	3,200	$1,010,752
Lowe's Cos., Inc.	4,300	856,732
		$1,867,484
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 3.6%
Deckers Outdoor Corp.(a)	815	$325,315
Kering SA (France)	1,680	855,118
LVMH Moet Hennessy Louis Vuitton SE (France)	896	652,108
		$1,832,541
MANAGED CARE — 3.6%
Elevance Health, Inc.	1,915	$982,337
UnitedHealth Group, Inc.	1,510	800,572
		$1,782,909

FPA U.S. CORE EQUITY FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

COMMON STOCKS — Continued	Shares	Fair Value
DIVERSIFIED BANKS — 3.3%
Bank of America Corp.	21,000	$695,520
JPMorgan Chase & Co.	7,000	938,700
		$1,634,220
RETAILING — 3.0%
AutoZone, Inc.(a)	280	$690,530
Sprouts Farmers Market, Inc.(a)	12,850	415,955
Ulta Beauty, Inc.(a)	830	389,328
		$1,495,813
INVESTMENT MANAGEMENT — 2.7%
Apollo Global Management, Inc.	6,000	$382,740
BlackRock, Inc.	1,400	992,082
		$1,374,822
HOMEBUILDERS — 2.6%
Lennar Corp. B Shares	9,600	$717,888
Toll Brothers, Inc.	11,500	574,080
		$1,291,968
ENTERTAINMENT CONTENT — 2.4%
Endeavor Group Holdings, Inc. Class A	33,700	$759,598
Netflix, Inc.(a)	750	221,160
Walt Disney Co.(a)	2,750	238,920
		$1,219,678
INSURANCE BROKERS — 2.4%
Aon PLC Class A (Britain)	2,045	$613,786
Willis Towers Watson PLC (Britain)	2,400	586,992
		$1,200,778
CABLE & SATELLITE — 2.2%
Charter Communications, Inc. Class A(a)	1,165	$395,051
Comcast Corp. Class A	21,000	734,370
		$1,129,421
PRIVATE EQUITY — 2.1%
Blackstone, Inc. Class A	6,800	$504,492
KKR & Co., Inc. Class A	11,600	538,472
		$1,042,964
INDUSTRIALS — 2.0%
Airbus SE ADR (France)	13,850	$410,791
Norfolk Southern Corp.	1,300	320,346
U-Haul Holding Co.	5000	277,505
		$1,008,642

FPA U.S. CORE EQUITY FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

COMMON STOCKS — Continued	Shares	Fair Value
LIFE SCIENCE EQUIPMENT — 1.8%
Danaher Corp.	2,100	$557,382
Thermo Fisher Scientific, Inc.	650	357,949
		$915,331
AUTOMOBILES — 1.5%
Bayerische Motoren Werke AG (Germany)	10,575	$514,785
General Motors Co.	6,700	225,388
		$740,173
HEALTH CARE SERVICES — 1.4%
IQVIA Holdings, Inc.(a)	3,385	$693,553
Moody's Corp.	115	32,041
		$725,594
SPECIALTY PHARMACEUTICALS — 1.2%
Cigna Corp.	1,750	$579,845
		$579,845
APPLICATION SOFTWARE — 1.0%
Activision Blizzard, Inc.	6,693	$512,349
		$512,349
INFORMATION TECHNOLOGY SERVICES — 0.9%
QUALCOMM, Inc.	1,710	$187,998
S&P Global, Inc.	744	249,195
		$437,193
COURIER SERVICES — 0.8%
United Parcel Service, Inc. Class B	2,300	$399,832
		$399,832
SEMICONDUCTOR DEVICES — 0.7%
Broadcom, Inc.	645	$360,639
		$360,639
HEALTH CARE FACILITIES — 0.7%
HCA Healthcare, Inc.	1,400	$335,944
		$335,944
MEDICAL DEVICES — 0.6%
Abbott Laboratories	2,800	$307,412
		$307,412
MANAGED HEALTH CARE — 0.5%
Humana, Inc.	475	$243,290
		$243,290

FPA U.S. CORE EQUITY FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
HOUSEHOLD PRODUCTS — 0.2%
Constellation Brands, Inc. Class A	451	$104,519
		$104,519
CONSUMER, CYCLICAL — 0.0%
Six Flags Entertainment Corp.(a)	1	$23
ThredUp, Inc. Class A(a)	1	2
		$25
HOTELS, RESTAURANTS & LEISURE — 0.0%
Peloton Interactive, Inc. Class A(a)	1	$8
		$8
TOTAL COMMON STOCKS — 89.5% (Cost $29,183,296)		$44,860,333
BONDS & DEBENTURES
U.S. TREASURY — 10.0%
U.S. Treasury Notes — 2.875% 11/30/2023	$5,112,000	$5,028,667
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $34,217,206)		$49,889,000
SHORT-TERM INVESTMENTS — 0.6%
State Street Bank Repurchase Agreement — 1.28% 1/3/2023 (Dated 12/30/2022, repurchase price of $278,040, collateralized by $297,000 principal amount U.S. Treasury Bill — 0.000% 2023, fair value $278,000)(b)	$278,000	$278,000
TOTAL SHORT-TERM INVESTMENTS (Cost $278,000)		$278,000
TOTAL INVESTMENTS — 100.1% (Cost $34,495,206)		$50,167,000
Other assets and liabilities, net — (0.1)%		(44,114)
NET ASSETS — 100.0%		$50,122,886

(a)  Non-income producing security.

(b)  Security pledged as collateral (See Note 7 of the Notes to Financial Statements).

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

ASSETS
Investment securities — at fair value (identified cost $34,217,206)	$49,889,000
Short-term investments — repurchase agreements	278,000
Cash	994
Receivable for:
Investment securities sold	887,745
Due from broker	50,925
Dividends and interest	26,950
Capital Stock sold	341
Total assets	51,133,955
LIABILITIES
Payable for:
Investment securities purchased	906,907
Advisory fees	2,069
Accrued expenses and other liabilities	102,093
Total liabilities	1,011,069
NET ASSETS	$50,122,886
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 25,000,000 shares; 5,078,954 outstanding shares	$50,790
Additional Paid-in Capital	34,951,278
Distributable earnings	15,120,818
NET ASSETS	$50,122,886
NET ASSET VALUE
Offering and redemption price per share	$9.87

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2022

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $9,596)	$557,310
Interest	110,471
Total investment income	667,781
EXPENSES
Advisory fees	437,200
Director fees and expenses	89,588
Legal fees	72,055
Transfer agent fees and expenses	64,548
Reports to shareholders	53,809
Audit and tax services fees	43,451
Filing fees	40,180
Custodian fees	37,907
Other professional fees	6,666
Administrator fees	2,973
Other	7,453
Total expenses	855,830
Reimbursement from Adviser	(108,419)
Net expenses	747,411
Net investment loss	(79,630)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	2,766,985
Written options	679,833
Investments in foreign currency transactions	(3,454)
Net change in unrealized appreciation (depreciation) of:
Investments	(25,825,098)
Translation of foreign currency denominated amounts	(57)
Net realized and unrealized loss	(22,381,791)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(22,461,421)

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(79,630)	$(502,628)
Net realized gain	3,443,364	8,871,462
Net change in unrealized appreciation (depreciation)	(25,825,155)	7,558,801
Net increase (decrease) in net assets resulting from operations	(22,461,421)	15,927,635
Distributions to shareholders	(7,450,848)	(6,172,342)
Capital Stock transactions:
Proceeds from Capital Stock sold	768,832	1,640,846
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	6,528,764	5,510,185
Cost of Capital Stock repurchased	(8,281,763)	(9,842,822)
Net decrease from Capital Stock transactions	(984,167)	(2,691,791)
Total change in net assets	(30,896,436)	7,063,502
NET ASSETS
Beginning of Year	81,019,322	73,955,820
End of Year	$50,122,886	$81,019,322
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	67,452	106,893
Shares issued to shareholders upon reinvestment of dividends and distributions	635,911	355,334
Shares of Capital Stock repurchased	(689,303)	(641,013)
Change in Capital Stock outstanding	14,060	(178,786)

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended December 31
	2022	2021	2020	2019	2018
Per share operating performance:
Net asset value at beginning of year	$16.00	$14.10	$11.62	$8.84	$9.91
Income from investment operations:
Net investment income (loss)(a)	(0.02)	(0.10)	(0.08)	(0.02)	— (b)
Net realized and unrealized gain (loss) on investment securities	(4.56)	3.26	2.94	3.03	(0.95)
Total from investment operations	(4.58)	3.16	2.86	3.01	(0.95)
Less distributions:
Dividends from net investment income	—	—	—	(0.01)	(0.02)
Distributions from net realized capital gains	(1.55)	(1.26)	(0.38)	(0.22)	(0.10)
Total distributions	(1.55)	(1.26)	(0.38)	(0.23)	(0.12)
Net asset value at end of year	$9.87	$16.00	$14.10	$11.62	$8.84
Total investment return(c)	(28.65)%	22.86%	24.80%	34.16%	(9.81)%
Ratios/supplemental data:
Net assets, end of year (in 000's)	$50,123	$81,019	$73,956	$71,195	$61,928
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.44%	1.16%	1.34%	1.43%	1.37%
After reimbursement from Adviser	1.26%	1.16%	1.22%	1.22%	1.20%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	(0.32)%	(0.64)%	(0.75)%	(0.36)%	(0.19)%
After reimbursement from Adviser	(0.13)%	(0.64)%	(0.63)%	(0.15)%	(0.02)%
Portfolio turnover rate	80%	23%	60%	25%	79%

(a)  Per share amount is based on average shares outstanding.

(b)  Rounds to less than $0.01 per share.

(c)  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 2022

NOTE 1 — Significant Accounting Policies

FPA U.S. Core Equity Fund (the "Fund", formerly known as FPA U.S. Value Fund, Inc.) is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities using effective interest rate method. Realized gains or losses are based on the specific identification method. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In June 2022, the FASB issued Accounting Standards Update No. 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Sector Risk: To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The following summarizes the risks associated with investing in certain sector(s) in which the Fund is more heavily invested:

◼  Information Technology Sector Risk: Companies in the information technology sector face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Companies in this sector may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the emphasis on a value-oriented investment approach by the Fund's investment adviser, First Pacific Advisors, LP ("Adviser"), generally may result in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $47,100,694 for the year ended December 31, 2022. The proceeds and cost of securities sold resulting in net realized gains of $2,766,985 aggregated $54,268,327 and $51,501,342, respectively, for the year ended December 31, 2022.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

For federal income tax purposes, the Fund had the following components of distributable earnings at December 31, 2022:

Unrealized appreciation	$14,901,353
Undistributed capital gains	219,465

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. The tax status of distributions paid during the fiscal years ended December 31, 2022 and 2021 were as follows:

	2022	2021
Distributions from long-term capital gains	$7,450,848	$6,172,342

Distributions of net short-term capital gains are treated as ordinary income distributions for Federal tax purposes.

The Fund utilizes the provisions of federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. The Fund did not generate or utilize capital losses during the current tax year.

The cost of investment securities held at December 31, 2022 was $35,034,837 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2022, for federal income tax purposes was $16,136,074 and $952,986, respectively resulting in net unrealized appreciation of $15,183,088.

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

As of and during the year ended December 31, 2022, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

During the year ended December 31, 2022, the Fund reclassified $373,770 to Paid in Capital from Distributable Earnings to align financial reporting to tax reporting. These permanent differences are primarily due to net operating losses and equalization debits. Net assets were not affected by these reclassifications.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation, merger, reorganization or recapitalization) in excess of 1.5% of the first $30 million and 1% of the remaining average net assets of the Fund for the year. This agreement is coterminous with the Investment Advisory Agreement which may be terminated by the Board, the vote of a majority of the Fund's shareholders or the Adviser.

For the year ended December 31, 2022, the Fund paid aggregate fees and expenses of $89,588 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2022:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$5,599,417	—	—	$5,599,417
Infrastructure Software	5,300,022	—	—	5,300,022
Communications Equipment	4,138,270	—	—	4,138,270
E-Commerce Discretionary	2,721,600	—	—	2,721,600
Midstream — Oil & Gas	2,496,790	—	—	2,496,790
Consumer Finance	2,060,840	—	—	2,060,840
Home Products Stores	1,867,484	—	—	1,867,484
Apparel, Footwear & Accessory Design	1,832,541	—	—	1,832,541
Managed Care	1,782,909	—	—	1,782,909
Diversified Banks	1,634,220	—	—	1,634,220
Retailing	1,495,813	—	—	1,495,813
Investment Management	1,374,822	—	—	1,374,822
Homebuilders	1,291,968	—	—	1,291,968
Entertainment Content	1,219,678	—	—	1,219,678
Insurance Brokers	1,200,778	—	—	1,200,778
Cable & Satellite	1,129,421	—	—	1,129,421
Private Equity	1,042,964	—	—	1,042,964
Industrials	1,008,642	—	—	1,008,642
Life Science Equipment	915,331	—	—	915,331
Automobiles	740,173	—	—	740,173
Health Care Services	725,594	—	—	725,594
Specialty Pharmaceuticals	579,845	—	—	579,845
Application Software	512,349	—	—	512,349
Information Technology Services	437,193	—	—	437,193
Courier Services	399,832	—	—	399,832
Semiconductor Devices	360,639	—	—	360,639
Health Care Facilities	335,944	—	—	335,944
Medical Devices	307,412	—	—	307,412

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

Investments	Level 1	Level 2	Level 3	Total
Managed Health Care	$243,290	—	—	$243,290
Household Products	104,519	—	—	104,519
Consumer, Cyclical	25			25
Hotels, Restaurants & Leisure	8	—	—	8
U.S. Treasury	—	$5,028,667	—	5,028,667
Short-Term Investment	—	278,000	—	278,000
	$44,860,333	$5,306,667	—	$50,167,000

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no significant transfers into or out of Level 3 during the year ended December 31, 2022.

In an effort to increase potential income, the Fund is authorized to write (i.e., sell) covered call options listed on a national securities exchange. When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Written options	$679,833	$—

The following table represents the average monthly volume of the Fund's derivative transactions during the year ended December 31, 2022:

Written Options
Average contract amount
Puts	$(122)

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 7 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2022:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)(a)
State Street Bank and Trust Company:
Repurchase Agreements	$278,000	$(278,000	)(b)	—	—

(a)  Represents the net amount receivable (payable) from the counterparty in the event of default.

(b)  Collateral with a value of $278,000 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA U.S. CORE EQUITY FUND, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA U.S. CORE EQUITY FUND, INC.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of FPA U.S. Core Equity Fund, Inc. (the "Fund") including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures.

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more FPA investment companies since 2018.

Los Angeles, CA
March 1, 2023

FPA U.S. CORE EQUITY FUND, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 8, 2022, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser (the "Advisory Agreement") for an additional one-year period through September 30, 2023, on the recommendation of the Independent Directors, who met in executive session on August 8, 2022 prior to the Board meeting to review and discuss the proposed continuation of the Advisory Agreement. The Board had also met on July 11, 2022, with the Independent Directors meeting separately prior to the Meeting in executive session with the management of the Adviser and then separately with independent counsel to evaluate the renewal of the Advisory Agreement. Prior to their July 11 meeting, the Independent Directors, through their independent counsel, had requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, including a description of, among other matters, the terms of the Advisory Agreement; the services provided by the Adviser; the experience of the relevant investment personnel; the Fund's performance in absolute terms and as compared to the performance of peers and appropriate benchmark(s); the fees and expenses of the Fund in absolute terms and as compared to peers; and the profitability of the Adviser from serving as adviser to the Fund.

In addition to the executive sessions, the Boards, acting directly or through their committees, met regularly throughout the year and received information on a variety of topics that were relevant to their annual consideration of the renewal of the Advisory Agreement including, among other matters, Fund investment performance, compliance, risk management, liquidity, valuation, trade execution, service provider oversight and other matters relating to Fund operations. The Independent Directors also had met with management of the Adviser (including key investment personnel) at their quarterly meetings as well as with management at other times between the quarterly meetings throughout the year. The materials specifically provided in connection with the annual review of the Advisory Agreements supplement the information received throughout the year.

At their regular Board meetings and executive sessions, the Independent Directors were also advised by independent legal counsel. In addition to the materials provided by the Adviser, the Independent Directors received a legal memorandum from independent counsel that outlined, among other matters: the duties of the Independent Directors and relevant requirements under the 1940 Act; the general principles under state law relevant to considering the approval of advisory contracts; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment advisers and investment company boards of trustees have fulfilled their duties; and factors to be considered by the Independent Directors when voting on advisory agreements. During both executive sessions, independent legal counsel reviewed with Independent Directors these duties, standards and factors summarized in the legal memorandum described above. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors, as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding: the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers and the senior analysts on their team; the scope of services supervised and provided by the Adviser; and the absence of any significant service problems reported to the Board. The Board and the Independent Directors then acknowledged the length of service of the Fund's portfolio manager, Gregory Nathan, who originally joined the Adviser in 2003 and has managed the Fund since 2015. After discussion, the Board and the Independent Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

FPA U.S. CORE EQUITY FUND, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. The Directors also received information from an independent consultant, Broadridge, regarding the Fund's performance relative to a peer group of midcap core funds selected by Broadridge (the "Peer Group"). The Board and the Independent Directors recognized that the Fund's investment strategy is less than 7 years old and has not yet had time to develop a meaningful, long-term track record over a full market cycle. However, in light of the Fund's and the Adviser's long history, the Board and the Independent Directors considered the Adviser's experience and track record, as well as the Fund's long-term investment performance. The Board and the Independent Directors noted the Fund underperformed its Peer Group median for the one-, three-, five- and ten-year periods ended March 31, 2022. They also noted that the Fund underperformed the S&P 500 Index for the one-, three-, five- and ten-year periods ended March 31, 2022. The Board and the Independent Directors concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the Peer Group. The Board and the Independent Directors noted that the Fund's advisory fees were above the median of those for the Peer Group and that the overall net expense ratio of the Fund was above the median of the Peer Group. In addition, the Directors noted that the portfolio manager does not manage any other account in a style similar to the Fund. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, overhead and trading costs with respect to the provision of investment advisory services. The Independent Directors discussed with the Adviser the general process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that its compensation levels are set at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they excluded certain distribution and marketing-related expenses. The Board and the Independent Directors recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have significantly increased in recent years as a result of a number of factors, including new or increased

FPA U.S. CORE EQUITY FUND, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

administrative expenses resulting from recent legislative and regulatory requirements. The Board and the Independent Directors considered both quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) the portfolio manager, traders, and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting, and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Directors also considered that the Adviser had agreed to forgo the reimbursement for providing certain financial services that it had previously received from the Fund. The Board and the Independent Directors also considered the Adviser's willingness to close funds to new investors when it believed that a fund may have limited capacity to grow or that it otherwise would benefit fund shareholders. The Board and the Independent Directors also noted that asset levels of the Fund have generally declined during recent periods. The Board noted that the Fund does not charge sales loads.

The Independent Directors noted that the fee rate contained a breakpoint as the Fund's assets increased. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that additional breakpoints would not be appropriate for the Fund at this time given the ongoing investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Directors also noted that the Investment Advisory Agreement contractually requires FPA to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 1.50% of the first $30 million and 1.00% of the remaining average daily net assets of the Fund (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation, merger, reorganization or recapitalization) each year. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, additional breakpoints in the Fund's advisory fee structure were not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Fund. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of the Adviser's highly experienced investment management team, which has produced competitive long-term returns, as well as their expectation that the portfolio manager can also produce competitive long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also

FPA U.S. CORE EQUITY FUND, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

noted their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2023.

FPA U.S. CORE EQUITY FUND, INC.
LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the "Liquidity Rule"), the Fund has adopted and implemented a written liquidity risk management program (the "Program"). The Fund's Board of Trustees have also designated the Adviser to serve as the administrator of the Program.

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund's liquidity risk. A Fund's "liquidity risk" is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors' interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund's liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund's investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment's market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to "highly liquid investment minimums" (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule's limitations on a Fund's investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Fund's Board of Trustees received reports prepared by the Adviser addressing the Program's operation and assessing the adequacy and effectiveness of its implementation for the period from October 1, 2021 to September 30, 2022. The reports concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund's liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds' liquidity developments, as applicable.

FPA U.S. CORE EQUITY FUND, INC.

SHAREHOLDER EXPENSE EXAMPLE

December 31, 2022 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2022	$1,000.00	$1,000.00
Ending Account Value December 31, 2022	$1,002.80	$1,018.75
Expenses Paid During Period(a)	$6.46	$6.51

(a)  Expenses are equal to the Fund's annualized expense ratio of 1.28%, multiplied by the average account value over the period and prorated for the period ended December 31, 2022 (184/365 days).

FPA U.S. CORE EQUITY FUND, INC.
PRIVACY POLICY

(Unaudited)

The following is the privacy notice of the mutual funds managed by First Pacific Advisors, LP ("FPA", and the mutual funds, the "FPA Funds"). A complete list of funds is provided below.

The FPA Funds take privacy seriously and consider privacy to be a fundamental aspect of its relationships with its former, prospective, and current investors. The FPA Funds are committed to maintaining the confidentiality, integrity and security of its former, current, and prospective investors' non-public personal information and other personal information. This privacy policy describes our privacy practices surrounding the collection and sharing of non-public personal information of current, former, and prospective investors.

Sources and Collection of Non-Public Personal Information.

While providing investors and/or prospective investors (collectively, "investors") with products and services, the FPA Funds, and certain service providers, such as the FPA Fund's Transfer Agents and/or Administrators, may obtain non-public personal information about such investors, which may come directly from the investor or their intermediaries from sources such as: (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites, including information you may voluntarily provide when you subscribe to receive FPA's quarterly updates or request us to mail you information about the FPA Funds. In addition, the FPA Funds may collect additional non-public personal information from different sources, such as: (i) affiliates or their service providers; (ii) public websites or other publicly available sources such as government records; and/or (iii) from credit reporting agencies, sanctions screening databases, or from sources designed to detect and prevent fraud.

The non-public personal information collected about an investor may include: (i) identifiers and similar information such as the investor's name, address, tax identification number, birth date, driver's license number, and potentially email address and phone number (if provided); (ii) commercial information like an investment selection, beneficiary information, or transaction and account history with the FPA Funds; (iii) internet or other electronic network activity like interactions with the FPA website; and (iv) professional or employment-related information like an investor's occupation and job title.

Purpose for Collecting Non-Public Personal Information.

We may collect or use all or a few of these categories of non-public personal information listed above for the following business or commercial purposes: (i) performing services on behalf of FPA or the FPA Funds, including, for example, maintaining or servicing accounts, providing customer service, processing transactions, verifying information, processing payments, or providing similar services; (ii) performing our contractual obligations, including providing updates on FPA Funds performance and other operational matters; (iii) detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, including, preventing fraud and conducting "Know Your Client," antimoney laundering, terrorist financing, and conflict checks; or (iv) enabling or effecting commercial transactions, including, using bank account details to remit funds and process distributions.

Disclosure of Non-Public Personal Information.

The FPA Funds do not disclose any non-public personal information provided by investors or gathered by the FPA Funds to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the FPA Funds. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, conducting Know Your Client reviews, performing checks

FPA U.S. CORE EQUITY FUND, INC.
PRIVACY POLICY (Continued)

(Unaudited)

against sanctions lists, and gathering shareholder proxies. In many instances, the investor will be a client of a third party, but the FPA Funds may also provide an investor's non-public personal information and account information to the investor's respective custodian, brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties.

The FPA Funds reserve the right to report or disclose non-public personal information or account information to third parties in circumstances where the FPA Funds believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the FPA Funds in which an investor has invested. In addition, the FPA Funds may disclose information about an investor or an investor's accounts to a third party at the investor's request or direction or with the consent of the investor.

Rights to Limited Sharing.

Federal law gives you the right to limit some but not all sharing of your nonpublic personal information. We do not: (i) share non-public personal information with non-affiliates to market to you; (ii) engage in joint marketing with non-affiliates; (iii) share non-public personal information with affiliates to market to you; or (iv) share non-public personal information about your creditworthiness with affiliates.

Procedures to Safeguard Private Information.

The FPA Funds will take reasonable steps and use security measures appropriate to the nature of the information and that comply with applicable laws to protect investors' non-public personal information against unauthorized access and exfiltration, acquisition, theft, or disclosure. In addition to this policy, the FPA Funds have implemented internal procedures that are designed to help guard investors' personal data. Given the nature of information security, there is no guarantee that such safeguards will always be successful.

Changes to the Privacy Policy.

From time to time, the FPA Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy will be updated.

FPA Funds.

FPA Crescent Fund, FPA New Income, Inc., FPA Flexible Fixed Income Fund, FPA U.S. Core Equity Fund, Inc., FPA Queens Road Value Fund, FPA Queens Road Small Cap Value Fund, Source Capital, Inc.

Contact Us.

Questions, comments, and requests regarding this privacy policy are welcomed and should be addressed to dataprotection@fpa.com.

Revised: January 2022

FPA U.S. CORE EQUITY FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, and Robert F. Goldrich are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Director"). Directors serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Robert F. Goldrich, 1962	Director	2022	Senior Vice President for Strategic Initiatives of CMW Strategies LLC (since 2022). Formerly, President/CFO of the Leon Levy Foundation (2015-2022). Director/Trustee of each FPA Fund (since 2022).	7	Uluru, Inc. (2015-2017)
Mark L. Lipson, 1949	Director & Chairman	2015	Managing Member, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Alfred E. Osborne, Jr., 1944	Director	2013	Formerly UCLA professor, retired effective July 2022. Dr. Osborne served at UCLA's John E. Anderson School of Management in several capacities for 50 years. He was formerly Senior Associate Dean, (July 2003-June 2022), Interim Dean (July 2018-June 2019), Professor (July 1972-June 2022) and Faculty Director, Price Center for Entrepreneurship and Innovation (July 1984-June 2022). He is a Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	Kaiser Aluminum, Wedbush Capital and Waverley Capital Acquisition Corporation

FPA U.S. CORE EQUITY FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
"Interested" Director(2)
J. Richard Atwood, 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). President of each FPA Fund (since 2015).	7	None

(1)  The address of each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

FPA U.S. CORE EQUITY FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
J. Richard Atwood, 1960	President	1997	Director and President of FPA GP, Inc., the General Partner of FPA (since 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). President of each FPA Fund (since 2015).
Gregory Nathan, 1980	Vice President and Portfolio Manager	2015	Managing Director of FPA (since 2015); Vice President of FPA (2007-2015).
Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since 2018); and Chief Compliance Officer of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from 2016 to 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from 2010 to 2016).

E. Lake Setzler III, 1967	Treasurer	2006	Managing Director and CFO (since 2022) of FPA. Treasurer of each FPA Fund (Bragg Capital Trust since 2020). Formerly Senior Vice President and Controller of FPA.
Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since 2016); and Secretary of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (2013 to 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

FPA U.S. CORE EQUITY FUND, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or

235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPPFX
CUSIP: 302548102

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA U.S. CORE EQUITY FUND and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2022 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

(b)	Not Applicable.

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)	Not Applicable

(f)	A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Sandra Brown, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase either designee’s duties, obligations or liability as compared to her duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4. Principal Accountant Fees and Services.

	2021	2022
(a) Audit Fees	$35,000	$32,750
(b) Audit Related Fees	$-0-	$-0-
(c) Tax Fees[1]	$6,700	$7,035
(d) All Other Fees[2]	$1,602	$769

(1)            Tax fees are for the preparation of the registrant’s tax return(s).

(2)            Other fees are for the identification of any PFIC holdings in the Fund.

(e)(1)	The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)	the registrant’s independent auditors inform the audit committee of the engagement,

(ii)	the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)	the audit committee receives a copy of the independent auditor’s report prepared in connection with such services. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)	0% of the services provided to the registrant described in paragraphs b-d of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)	For the fiscal year ended December 31, 2022, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of the principal accountant Ernst & Young LLP (“EY”). According to EY, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)	For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate non-audit fees billed by EY for services rendered to the investment advisor were $52,360 and $50,820, respectively.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, which were not pre-approved (not requiring pre-approval), is compatible with maintaining EY’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable..

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA U.S. CORE EQUITY FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 9, 2023

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	March 9, 2023